Exhibit A

JOINT FILING AGREEMENT

The undersigned hereby agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned, and any amendments thereto executed by the undersigned shall be filed on behalf of each of the undersigned without the necessity of filing any additional joint filing agreement. The undersigned acknowledge that each is responsible for the timely filing of such statement on Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning him, her or it contained therein, but shall not be responsible for the completeness or accuracy of the information concerning the others of the undersigned, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate or incomplete. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Accel XII L.P.

Signature:	/s/ Jaspreet Singh
Name/Title:	Jaspreet Singh, Attorney-in-fact
Date:	11-13-2025

Accel XII Strategic Partners L.P.

Signature:	/s/ Jaspreet Singh
Name/Title:	Jaspreet Singh, Attorney-in-fact
Date:	11-13-2025

Accel XII Associates L.L.C.

Signature:	/s/ Jaspreet Singh
Name/Title:	Jaspreet Singh, Attorney-in-fact
Date:	11-13-2025

Accel Investors 2014 L.L.C.

Signature:	/s/ Jaspreet Singh
Name/Title:	Jaspreet Singh, Attorney-in-fact
Date:	11-13-2025

Accel XIV L.P.

Signature:	/s/ Jaspreet Singh
Name/Title:	Jaspreet Singh, Attorney-in-fact
Date:	11-13-2025

Accel XIV Strategic Partners L.P.

Signature:	/s/ Jaspreet Singh
Name/Title:	Jaspreet Singh, Attorney-in-fact
Date:	11-13-2025

Accel XIV Associates L.L.C.

Signature:	/s/ Jaspreet Singh
Name/Title:	Jaspreet Singh, Attorney-in-fact
Date:	11-13-2025

Accel XIV Investors (2019) L.L.C.

Signature:	/s/ Jaspreet Singh
Name/Title:	Jaspreet Singh, Attorney-in-fact
Date:	11-13-2025

Accel Growth Fund IV L.P.

Signature:	/s/ Jaspreet Singh
Name/Title:	Jaspreet Singh, Attorney-in-fact
Date:	11-13-2025

Accel Growth Fund IV Strategic Partners L.P.

Signature:	/s/ Jaspreet Singh
Name/Title:	Jaspreet Singh, Attorney-in-fact
Date:	11-13-2025

Accel Growth Fund IV Associates L.L.C.

Signature:	/s/ Jaspreet Singh
Name/Title:	Jaspreet Singh, Attorney-in-fact
Date:	11-13-2025

Accel Growth Fund Investors 2016 L.L.C.

Signature:	/s/ Jaspreet Singh
Name/Title:	Jaspreet Singh, Attorney-in-fact
Date:	11-13-2025